UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2026

D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance and sale of shares of D-Wave Quantum Inc. (the “Company”) common stock in connection with the Transaction (as defined below) was made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D and/or Regulation S promulgated under the Securities Act.
Item 7.01    Regulation FD Disclosure.
On January 20, 2026, the Company issued a press release announcing the completion of the Transaction. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
On January 20, 2026, the Company completed its previously announced transaction (the “Transaction”) to acquire all of the issued and outstanding equity of Quantum Circuits, Inc., a Delaware corporation (“Quantum Circuits”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated January 6, 2026, by and among the Company, Quantum Circuits, Quest Acquisition Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Quest Acquisition Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Securityholders (as defined in the Merger Agreement). The aggregate consideration delivered at the closing of the Transaction consisted of 10,430,444 shares of the Company’s common stock (the “Stock Consideration”) and $250,000,000 in cash, subject to a net debt adjustment and such other adjustments as set forth in the Merger Agreement.
In connection with the closing of the Transaction and in connection with the issuance of the Stock Consideration, the Company and the Securityholders entered into a Registration Rights Agreement, dated January 20, 2026 (the “Registration Rights Agreement”), pursuant to which the securityholders of Quantum Circuits will have certain registration rights relating to the Stock Consideration. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Risks Relating to the Transaction
The failure to successfully integrate the Company and Quantum Circuits could adversely affect operations.
Following the Transaction, the Company and Quantum Circuits will need to successfully integrate and streamline overlapping functions. While the costs associated with this combination of operations have not been identified, any such costs associated with this type of integration may have an adverse effect on the Company’s operating results in the periods in which they are incurred. The Company and Quantum Circuits have different systems and procedures in many operational areas that must be rationalized and integrated. There may be substantial difficulties associated with integrating two separate companies, and there can be no assurance that such integration will be accomplished expeditiously or successfully. The integration of certain operations following an acquisition will require the dedication of management resources that may temporarily detract attention from the day-to-day business of the Company. Failure to accomplish the integration of the operations of the Company and Quantum

Circuits could have a material adverse effect on the Company’s business, financial condition and results of operations.
The market price per share of the Company’s common stock could decline as a result of the Transaction.
The market price per share of the Company’s common stock may decline significantly as a result of the Transaction if the Company does not experience the benefits of the Transaction as quickly as anticipated, the costs of or operational difficulties arising from the Transaction are greater than anticipated, the Company’s development and commercialization plans and/or the synergies between annealing and gate-model computing methods fail to materialize, or the impact of the Transaction on the Company’s financial results is not in line with the expectations of the Company, financial analysts or others.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K, including Exhibit 99.1, are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to the Transaction, as well as the combined company’s development and commercialization plans, dual-platform roadmap, plans to accelerate the projected time to a scaled, error-corrected gate model quantum computer and intention to make an initial gate model system available in 2026, among others. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve significant risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risk that the Company may not realize the anticipated benefits of the Transactions and the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Registration Rights Agreement, dated January 20, 2026

99.1	Press Release, dated January 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer